UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September  02, 2009

Commission File Number: 000-53311

Jayhawk Energy, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	20-0990109 (I.R.S. Employer Identification No.)

6240 E. Seltice Way, Suite C, Post Falls, Idaho, 83854
(Address of principal executive offices) (Zip Code)

208-667-1328
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment and Resignation of Principal Officers and Directors.  Compensatory Arrangements of Certain Officers.

On September 02, 2009, Jayhawk Energy, Inc., a Colorado corporation ("Registrant" or “the Company”) retained Marshall Diamond-Goldberg as its President.  Mr. Diamond-Goldberg, 55, is a citizen of Canada and has been employed as a geologist and consultant providing related services in Calgary, Alberta, Canada since 1981.  Additionally, Mr. Diamond-Goldberg continues to serve on the company’s Board of Directors, having been appointed to the Board in July 2008. Mr Diamond-Goldberg´s compensation will be tied to the Company´s financial performance and that of its Candak project.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1    September 2, 2009, Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Jayhawk Energy, Inc.

Date: September 2, 2009	By:	/s/ Lindsay Gorrill
Name: Lindsay Gorrill Title: President and CEO